UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06105

Oppenheimer International Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 8/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS August 31, 2018 Unaudited

	Shares	Value
Common Stocks—87.4%
Consumer Discretionary—15.4%
Auto Components—0.9%
Bridgestone Corp.	300,900	$11,057,906
Continental AG	43,464	7,973,930
		19,031,836

Automobiles—1.1%
Volkswagen AG	145,573	23,777,883
Hotels, Restaurants & Leisure—5.7%
Carnival Corp.	357,200	21,964,228
Genting Bhd	4,536,200	9,511,897
Kangwon Land, Inc.	243,300	6,323,590
MGM China Holdings Ltd.	6,591,200	12,410,417
Sands China Ltd.	4,841,200	23,664,210
Whitbread plc	365,390	21,792,628
Yum China Holdings, Inc.	684,000	26,457,120
		122,124,090
Household Durables—2.9%
Sony Corp.	1,123,100	63,681,718
Internet & Catalog Retail—0.9%
JD.com, Inc., ADR[1]	592,076	18,531,979
Leisure Products—1.1%
Bandai Namco Holdings, Inc.	641,800	24,864,999
Media—0.5%
ProSiebenSat.1 Media SE	399,520	10,531,963
Specialty Retail—0.6%
Dufry AG1	106,502	13,182,841
Textiles, Apparel & Luxury Goods—1.7%
China Hongxing Sports Ltd.[1,2]	36,005,000	2,623
Li Ning Co. Ltd.[1]	16,572,500	17,499,057
LVMH Moet Hennessy Louis Vuitton SE	55,260	19,374,821
		36,876,501
Consumer Staples—10.0%
Beverages—4.3%
Coca-Cola European Partners plc	618,840	26,387,338
Diageo plc	738,430	25,813,878
Pernod Ricard SA	144,140	22,758,233

	Shares	Value
Beverages (Continued)
Tsingtao Brewery Co. Ltd., Cl. H	3,488,000	$16,586,272
		91,545,721
Food Products—2.7%
Danone SA	585,478	46,140,321
WH Group Ltd.[3]	16,913,500	12,746,861
		58,887,182
Household Products—0.7%
Reckitt Benckiser Group plc	186,290	15,854,968
Personal Products—1.6%
Beiersdorf AG	124,728	14,521,933
LG Household & Health Care Ltd.	18,124	20,596,379
		35,118,312
Tobacco—0.7%
Philip Morris International, Inc.	194,910	15,181,540
Energy—7.4%
Energy Equipment & Services—1.2%
Master Marine AS1,2	9,994,100	—
TechnipFMC plc	834,410	25,570,294
		25,570,294
Oil, Gas & Consumable Fuels—6.2%
BP plc	3,603,040	25,646,024
CNOOC Ltd.	17,846,000	31,633,394
Encana Corp.	1,450,720	19,251,054
Kunlun Energy Co. Ltd.	6,360,000	6,641,788
TOTAL SA	816,940	51,142,597
		134,314,857
Financials—8.1%
Commercial Banks—2.0%
HSBC Holdings plc	2,798,910	24,300,830
Lloyds Banking Group plc	24,562,590	18,898,877
		43,199,707
Diversified Financial Services—1.9%
ING Groep NV	1,287,228	17,488,253
ORIX Corp.	1,499,300	23,969,453
		41,457,706
Insurance—3.8%
Japan Post Insurance Co. Ltd.	573,800	12,856,885
Prudential plc	1,847,282	41,610,211

1      OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance (Continued)
Samsung Life Insurance Co. Ltd.	173,423	$14,385,196
Standard Life Aberdeen plc	3,288,610	13,531,478
		82,383,770
Real Estate Investment Trusts (REITs)—0.4%
Unibail-Rodamco- Westfield	38,869	8,173,700
Health Care—1.4%
Health Care Equipment & Supplies—0.8%
Hoya Corp.	303,100	17,733,304
Pharmaceuticals—0.6%
Bayer AG	129,022	12,042,563
Industrials—13.8%
Aerospace & Defense—4.6%
Airbus SE	478,970	59,122,504
MTU Aero Engines AG	115,088	25,242,494
Rolls-Royce Holdings plc[1]	1,225,710	15,988,440
		100,353,438
Airlines—0.5%
Japan Airlines Co. Ltd.	329,300	11,864,669
Commercial Services & Supplies—0.3%
Rentokil Initial plc	1,554,640	6,559,733
Electrical Equipment—1.4%
Mitsubishi Electric Corp.	1,428,000	19,224,889
Schneider Electric SE	124,000	10,124,917
		29,349,806
Industrial Conglomerates—1.1%
Seibu Holdings, Inc.	1,284,900	23,145,195
Professional Services—4.1%
Bureau Veritas SA	847,490	21,786,183
Recruit Holdings Co. Ltd.	2,162,600	65,923,195
		87,709,378
Trading Companies & Distributors—1.6%
Brenntag AG	269,086	16,233,323
ITOCHU Corp.	1,090,200	19,050,507
		35,283,830

	Shares	Value
Transportation Infrastructure—0.2%
Beijing Capital International Airport Co. Ltd., Cl. H	4,198,000	$4,478,737
Information Technology—21.5%
Electronic Equipment, Instruments, & Components—4.9%
Murata Manufacturing Co. Ltd.	192,300	33,006,514
Samsung Electro- Mechanics Co. Ltd.	216,240	31,275,785
TDK Corp.	367,500	41,227,888
		105,510,187
Internet Software & Services—4.3%
58.com, Inc., ADR[1]	85,500	6,504,840
Alibaba Group Holding Ltd., Sponsored ADR[1]	300,474	52,585,955
Baidu, Inc., Sponsored ADR[1]	131,290	29,734,559
NetEase, Inc., ADR	17,330	3,426,314
		92,251,668
IT Services—0.4%
Atos SE	71,470	8,564,422
Semiconductors & Semiconductor Equipment—5.5%
Advantest Corp.	1,192,500	28,591,666
Infineon Technologies AG	1,096,877	27,929,334
Renesas Electronics Corp.[1]	1,912,800	14,454,015
Rohm Co. Ltd.	223,200	20,113,971
STMicroelectronics NV	315,320	6,523,971
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	486,000	21,189,600
		118,802,557
Software—4.6%
Nintendo Co. Ltd.	131,700	47,543,097
SAP SE	437,656	52,639,018
		100,182,115

2      OPPENHEIMER INTERNATIONAL EQUITY FUND

	Shares	Value
Technology Hardware, Storage & Peripherals—1.8%
Samsung Electronics Co. Ltd.	877,800	$38,206,360
Materials—5.4%
Chemicals—2.8%
Air Liquide SA	329,622	41,534,095
Akzo Nobel NV	206,515	19,319,313
		60,853,408
Metals & Mining—2.6%
Anglo American plc	989,044	19,799,207
Antofagasta plc	1,411,320	14,744,929
Korea Zinc Co. Ltd.	27,081	9,827,118
Wheaton Precious Metals Corp.	656,600	11,280,388
		55,651,642
Telecommunication Services—4.4%
Diversified Telecommunication Services—1.9%
Nippon Telegraph & Telephone Corp.	331,700	14,768,561
Spark New Zealand Ltd.	9,816,214	25,912,812
		40,681,373

	Shares	Value
Wireless Telecommunication Services—2.5%
Rogers Communications, Inc., Cl. B	326,030	$16,893,601
SK Telecom Co. Ltd.	159,242	37,479,727
		54,373,328
Total Common Stocks (Cost $1,796,647,188)		1,887,889,280

Investment Company—12.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.91%[4,5] (Cost $261,770,254)	261,770,254	261,770,254
Total Investments, at Value (Cost $2,058,417,442)	99.5%	2,149,659,534
Net Other Assets (Liabilities)	0.5	9,981,734

Net Assets	100.0%	$2,159,641,268

Footnotes to Statement of Investments

1. Non-income producing security.

2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,746,861 or 0.59% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares August 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	68,231,512	1,248,007,283	1,054,468,541	261,770,254

3      OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$261,770,254	$1,850,983	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$493,078,433	22.9%
United States	325,373,142	15.1
France	288,721,794	13.4
United Kingdom	281,753,905	13.1
Germany	190,892,441	8.9
China	187,625,517	8.7
South Korea	158,094,156	7.4
Canada	47,425,043	2.2
Netherlands	36,807,567	1.7
Hong Kong	36,411,070	1.7
New Zealand	25,912,812	1.2
Taiwan	21,189,600	1.0
Switzerland	19,706,812	0.9
Chile	14,744,929	0.7
Macau	12,410,417	0.6
Malaysia	9,511,896	0.5
Norway	—	—

Total	$2,149,659,534	100.0%

Forward Currency Exchange Contracts as of August 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	09/2018	USD	74,055	EUR	65,225	$—	$1,777,458
BOA	11/2018	USD	149,646	JPY	16,491,000	451,888	—
CITNA-B	09/2018	USD	194,460	EUR	166,825	503,616	—

Total Unrealized Appreciation and Depreciation						$955,504	$1,777,458

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA
Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

4      OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS August 31, 2018 Unaudited

1. Organization

Oppenheimer International Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

5      OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial

6      OPPENHEIMER INTERNATIONAL EQUITY FUND

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$66,953,327	$265,647,860	$2,623	$332,603,810
Consumer Staples	41,568,878	175,018,845	—	216,587,723
Energy	19,251,054	140,634,097	—	159,885,151
Financials	—	175,214,883	—	175,214,883
Health Care	—	29,775,867	—	29,775,867
Industrials	—	298,744,786	—	298,744,786
Information Technology	119,965,239	343,552,070	—	463,517,309
Materials	11,280,388	105,224,662	—	116,505,050
Telecommunication Services	16,893,601	78,161,100	—	95,054,701
Investment Company	261,770,254	—	—	261,770,254
Total Investments, at Value	537,682,741	1,611,974,170	2,623	2,149,659,534
Other Financial Instruments:
Forward currency exchange contracts	—	955,504	—	955,504
Total Assets	$537,682,741	$1,612,929,674	$2,623	$2,150,615,038

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(1,777,458)	$—	$(1,777,458)
Total Liabilities	$—	$(1,777,458)	$—	$(1,777,458)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

7        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

8      OPPENHEIMER INTERNATIONAL EQUITY FUND

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

9        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

10      OPPENHEIMER INTERNATIONAL EQUITY FUND

6. Use of Derivatives (Continued)

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $19,472,589 and $127,033,547, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

At period end, the Fund had no forward currency exchanges contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate

11        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the

12      OPPENHEIMER INTERNATIONAL EQUITY FUND

6. Use of Derivatives (Continued)

annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

13        OPPENHEIMER INTERNATIONAL EQUITY FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/19/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/19/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	10/19/2018